Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Amendment to Supply Agreement between

SunPower Corporation

430 Indio Way

Sunnyvale, CA 94085

USA

hereinafter called “SunPower”

and

Conergy AG

Anckelmannsplatz 1

20537 Hamburg

Germany

hereinafter called “Conergy”

(SunPower and Conergy are hereinafter collectively referred to as the “Parties” and individually as a “Party”).

Effective as of June 21, 2007 (the “Effective Date”), the Parties agree to amend under this amendment (the “Amendment”) the terms of the Supply Agreement between the Parties dated April 17, 2004, as subsequently amended from time to time (as so amended, the “Supply Agreement”), as follows:

1.         The Parties agree that the pricing set forth in the table below shall apply to solar modules shipped by SunPower commencing July 1, 2007 through June 30, 2008.  SunPower’s committed  volume for such shipments shall be as follows:

Q3-07	Q4-07	Q1-08	Q2-08	TOTAL

***	***	***	***	13.6 MWp

€ ***/Wp	€ ***/Wp	€ ***/Wp	€ ***/Wp

The above allocation per quarter shall be used as a minimum base for planning purposes. SunPower may elect, for example, to accelerate shipments for the forecasted volume to deliver earlier than described above and will use commercially reasonable efforts to deliver the committed volumes to Conergy’s premises in the said quarter.

2.         ***

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3.         Conergy shall pay all invoices at the latest *** after the date of shipment from SunPower’s factory located in China or Manila.

4.         ***

5.         ***

6.         The Parties agree to meet again in October 2007 for their future cooperation in 2008/2009, including the possibility of agreeing to volume forecasts as a basis for Conergy to buy products from SunPower in the future.

7.         The Parties shall not, except by mutual agreement, engage in any communications with third parties regarding SunPower modules, any publicity or any other public pronouncements regarding the contents of this Amendment, except that either Party may publicly disclose this Amendment or any matters set forth herein to the extent required by applicable law or regulation.

8.         This Amendment sets forth the entire agreement between the Parties with respect to the subject matter of this Amendment and supersedes and replaces all previous discussions, negotiations and agreements.  In the event of any conflict between the provisions of this Amendment and the provisions of the Agreement, this Amendment shall prevail.  Except as amended by this Amendment, the terms of the Agreement shall continue in full force and effect.

Hamburg,	San Jose,

/s/ Monika Leiner	/s/ Howard Wenger

Conergy AG	SunPower Corp.

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